UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 16, 2007

AFV SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-84568	90-0006843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9710 Research Drive Irvine, CA	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 748-6600

Copies of Communications to:

Stoecklein Law Group

402 West Broadway, Suite 400

San Diego, CA 92101

(619) 595-4882

Fax (619) 595-4883

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (“Amendment No. 1”) is being filed by AFV Solutions, Inc. (the “Registrant”) to include Most & Company, LLP’s letter as exhibit 16. The Original Filing is hereby superseded and amended as set forth in this Amendment No. 1.

Section 4 – Matters Related to Accounts and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant

On January 9, 2007, the Registrant dismissed Most & Company, LLP as its independent accountants and has appointed LI & COMPANY, PC as the Registrant's independent accountants for the interim period ended December 31, 2006 continuing through the year ending June 30, 2007. This is a change in accountants recommended by the Registrant’s Executive Management and approved by the Registrant’s Board of Directors. Most & Company, LLP was engaged by the Registrant on July 17, 2006. During the most recent two fiscal years and during the portion of 2006 preceding the Board’s decision, neither the Registrant, nor anyone engaged on its behalf, has consulted with LI & COMPANY, regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The audit report issued by Most & Company, LLP with respect to the Registrant’s consolidated financial statements for the transitional year ended June 30, 2006 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. From July 17, 2006 through the date of Most & Company’s dismissal, there were no disagreements between the Registrant and Most & Company, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Most & Company, LLP would have caused it to make a reference to the subject matter of the disagreement in connection with its audit reports.

The Registrant has provided a copy of this amended Current Report to Most & Company, LLP and has attached their letter as Exhibit 16.

The change in accountants does not result from any dissatisfaction with the quality of professional services rendered by Most & Company, LLP, as the independent accountants of the Registrant.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

EXHIBITS

Exhibit Number	Exhibit Title of Description
16	Letter from Most & Company, LLP, dated January 29, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AFV SOLUTIONS, INC.

By:	/s/ Suzanne Herring

Suzanne Herring, Chief Financial Officer

Date: January 29, 2007